UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05620

Virtus Global Dividend & Income Fund Inc. (fka, The Zweig Total Return Fund, Inc.)

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	December 31, 2016

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund did not distribute more than its income and net realized capital gains in the fiscal year to date (See Note 11 in Notes to Financial Statements). Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2016 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.Virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Fellow Virtus Global Dividend & Income Fund Shareholder:

I am pleased to share the annual report for the Virtus Global Dividend & Income Fund Inc. (formerly Zweig Total Return Fund, Inc.) that discusses performance for the 12-month period ended December 31, 2016.

Effective September 7, 2016, Kayne Anderson Rudnick Investment Management and Newfleet Asset Management were appointed to manage the respective equity and fixed income portions of the Fund’s portfolio. Performance and characteristics prior to that date were attained by the previous manager using a different investment techniques. The balance of September was devoted to the successful transitioning of the portfolio to the new managers, which was completed by month-end, and the fund was renamed Virtus Global Dividend & Income Fund Inc. The report, therefore, includes commentary from Kayne Anderson Rudnick and Newfleet that focuses on how their respective portions of the portfolio performed from the transition period through December 31. Newfleet’s commentary also discusses the performance contribution of the options overlay strategy that was implemented in April 2016 and has continued under Newfleet’s management.

For the fiscal year ended December 31, 2016, the fund’s NAV increased 3.74%, including $1.161 in reinvested distributions. During the same period, the fund’s benchmark(1), a composite index that consists of 60% Russell Developed Large Cap Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, increased 7.35%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a 7.70% increase for the Russell Developed Large Cap Index and a 2.65% increase in the Bloomberg Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Director

Virtus Global Dividend & Income Fund Inc.

February 2017

(1)	Allocation of 60% Russell Developed Large Cap Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index was effective starting 9/7/16. Prior to this date, the allocation was 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Government Bond.

For information regarding the indexes cited and key investment terms used in this report see page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE

DECEMBER 31, 2016

(Unaudited)

About the Fund:

The Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income investments. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of December 31, 2016, the Fund’s leverage consisted of $120 million of borrowings made pursuant to a line of credit, which represented approximately 26% of the Fund’s total assets.

Effective September 7, 2016, Virtus Investment Advisers (VIA) was appointed by the Board as the investment Adviser of the Fund and, Kayne Anderson Rudnick Investment Management Co. (KAR) and Newfleet Asset Management (Newfleet) were appointed by the Board as subadvisers of the Fund. Subsequently, at an in-person meeting on September 20, 2016, the Board of Directors of the Fund voted to approve VIA, KAR and Newfleet as the investment Adviser and subadvisers of the Fund and recommend them to shareholders for their approval. Performance and characteristics prior to September 7, 2016 were attained by the previous Adviser using a different investment strategy. The Fund has a current target allocation of investing approximately 60% of its total assets in equity securities and 40% in fixed income. KAR manages the equity allocation, and invests exclusively in what the managers believe are “high-quality” companies within the high yielding global equity universe. Businesses and management teams that return the free cash flow generated by the business to shareholders via dividends are the focus. Newfleet manages the fixed income portion of the Fund, which seeks to generate high total return from both current income and capital appreciation, by investing primarily in intermediate-term debt securities across all fixed income sectors, and employs active sector rotation, extensive credit research, and disciplined risk management. The Fund also pursues an options income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread.

Manager Comments – Kayne Anderson Rudnick Investment Management Co. (KAR)

KAR manages the equity portion of the Fund’s portfolio, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and covers the performance of the Fund’s equity portfolio following the transition of the portfolio to KAR.

How did the equity markets perform during the fiscal year ended December 31, 2016?

Despite a challenging start to 2016, equities enjoyed a year of very solid returns. The S&P 500® Index, a broad measure of the U.S. large-cap equity market, was up almost 12% during the period, and small-cap stocks registered an even more impressive gain, advancing slightly more than 21%, as measured by the Russell 2000® Index. Investors’ risk appetite changed dramatically over the course of the year. For example, the first six months were marked by disappointing economic growth, falling bond yields, and defensive fixed income and equity positioning on the part of investors. After two years of dramatic declines, many commodities finally found a bottom, particularly crude oil (up 45% for the year), and investors adopted a much more aggressive risk appetite as the

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

DECEMBER 31, 2016

(Unaudited)

economy started to stabilize over the summer and improve into the fall. In November, then President-elect Trump’s pro-business, tax-cutting, and regulatory agenda further accentuated the outlook that economic growth will accelerate in 2017.

The election was one of the most significant economic events of 2016, as it turned some sector losers into winners, and vice versa. For example, the industrials/materials, energy, financials, and consumer discretionary sectors all increased sharply after the election, as investors bet that those sectors would benefit from President Trump’s policies. Other sectors, including utilities, real estate, and technology, have lagged since the election.

What factors affected the performance of the Fund’s equity portfolio in the fourth quarter of 2016?

From October through December, the equity portion of the Fund underperformed the Russell Developed Large Cap Index during the period. Higher risk (as measured by beta) and lower-quality stocks (as measured by S&P Quality Rankings) outperformed their lower risk and higher quality counterparts and this created a headwind for the strategy. From a sector perspective, performance was helped by strong stock selection in the consumer staples and energy sectors. Performance was hurt by poor stock selection and overweights to the telecommunications services and utilities sectors. Poor stock selection in the financials sector also negatively contributed to the performance.

Positions that made the most positive contributions to performance during the period were Reynolds American and Vermilion Energy. Shares of Reynolds American underperformed in the third quarter of 2016 as the company missed earnings estimates. However, in the fourth quarter, Reynolds American received an offer from British American Tobacco to acquire the remaining 58% of the company that it did not already own. The offer represented a 20% premium. After underperforming the market and the energy sector earlier in the year, Vermilion Energy outperformed in the second half of 2016. The company has been increasing its production and cash flow above expectations.

Holdings that contributed the least to performance during the period were National Grid and Vodafone Group. Higher interest rates in the fourth quarter had a negative impact on interest rate-sensitive stocks, such as utilities, and included National Grid. National Grid was also negatively impacted by its exposure to the U.K. and the weak British pound in the second half of the year.

Despite strong performance in the company’s core European business, Vodafone’s stock has been negatively impacted by increased competition in India. We believe that the disruption in India will stabilize and that the improvements seen in Europe will continue.

What is your outlook for the equity markets?

As we peer into 2017, we believe there is more economic uncertainty than usual. President Trump has no public office track record for us to assess and judge how effective he will be in getting changes accomplished. It does seem highly likely that some form of corporate and personal tax reform, a partial repeal of the Affordable Care Act, increased infrastructure spending, and less regulatory burden for many businesses will occur over the next two years. However, the timing of these changes are unclear. If these events were to occur, we believe the economy should accelerate and grow in the

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

DECEMBER 31, 2016

(Unaudited)

2.5% to 3.5% range for the next couple of years. We also believe that the S&P 500 EPS growth should pick up from the low single-digit range to the mid-to-high single-digit growth range as economic growth increases over the next year.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the fixed income allocation utilizing its multi-sector core strategy, and also manages the options overlay strategy. The following commentary is provided by the portfolio management team at Newfleet and covers the performance of the fixed income portion of the portfolio following the transition of the portfolio to Newfleet.

How did the fixed income markets perform during the Fund’s fiscal year ended December 31, 2016?

Most spread sectors outperformed U.S. Treasuries during the fiscal year. The Federal Reserve’s (the “Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised interest rates too soon.

Late in June, volatility returned briefly with fallout from the U.K.’s decision to leave the European Union (EU). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the Brexit decision. Markets recovered rather quickly, however, from the initial shock of the Brexit vote. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

September brought heightened concerns over the ability and willingness of central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (ECB) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (BOJ) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing the long end of the yield curve. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting.

The unexpected election of Donald Trump as the 45th President of the United States sparked another bout of volatility in early November. President Trump’s campaign, which focused on immigration, trade, tax cuts and infrastructure spending, was largely perceived by the market as faster growth and increased inflation expectations, causing the yield on the 10-year U.S. Treasury to rise 0.52% by the end of the month. In late November, oil prices benefited from OPEC’s decision to cut oil production for the first time in eight years.

In a largely anticipated move, at its last meeting of 2016, the Fed raised its target rate 0.25% to a range of 0.50% to 0.75%.

Over the past 12 months, yields increased across the U.S. Treasury curve, more so at the short end of the curve and the curve flattened slightly.

What factors affected the performance of the Fund’s fixed income portfolio in the fourth quarter of 2016?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the outperformance of the Fund’s fixed income portfolio during the period.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

DECEMBER 31, 2016

(Unaudited)

The Fund’s sector allocations to corporate high yield and high yield bank loans were the largest positive contributors to performance for the period.

The Fund’s exposure to agency mortgage-backed securities detracted from performance during the period.

What is your outlook for fixed income markets?

We are entering 2017 with a fair amount of uncertainty, much of it related to whether and how President Trump’s campaign rhetoric materializes into well-defined policies. Other challenges from 2016 remain as the new year begins. These include the ramifications of divergent global monetary policy; the extent to which the U.S. dollar will appreciate as the Fed tightens; the path of commodity prices; Chinese economic activity and policy; and the ever present but unknown geopolitical risks. Politics has become a heightened dimension of uncertainty as important elections in Europe in 2017 will test the strength of political gains made by those individuals and parties considered anti-establishment.

We also enter 2017 with renewed optimism for U.S. economic growth, modestly improving credit fundamentals, and evidence of continued, albeit slowly improving, emerging markets fundamentals. All of these factors should be positive for spread sectors. Trump’s proposed policies are growth oriented, which implies rising inflation and interest rates. We believe, however, that the Fed will stay the course and let the economic data drive monetary policy. While the exact pace and magnitude of future rate hikes is unknown, there is significant evidence to support a gradual rise in rates. This also is a positive situation for spread sectors.

As always, we believe it is important to stay diversified, have granular positions, and emphasize liquid investments. We will continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. We are constructive on spread sectors based on still-sound fundamentals, strong technicals, accommodative central banks, and attractive valuations in certain areas of the fixed income markets.

With strong demand for fixed income by investors and a supportive environment, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield. Some of the specific sectors where we see value are out-of-index/off-the-run asset-backed securities, non-agency residential mortgage-backed securities, corporate high yield, high yield bank loans, and select emerging markets bonds.

How did the options overlay strategy perform for the Fund during the fiscal year?

In early April 2016, the Fund added an options overlay strategy with the goal of increasing income and total return. This overlay strategy seeks to generate income through the use of index-based, out-of-the-money put and call spreads. The strategy is adaptive to changes in the volatility environment, and is implemented using strict risk limits.

A range-bound market, as was experienced for much of the year, is an ideal environment for the strategy. In such an environment, the strategy is able to retain the majority of the premium generated from option sales, and losses are infrequent. When the S&P 500® Index makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will take losses.

The only loss generated by the overlay strategy since it was added to the Fund

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

DECEMBER 31, 2016

(Unaudited)

occurred in December, when, in the context of an unusually low volatility environment, the S&P 500 quickly appreciated above levels at which the overlay strategy could maintain full profitability. Even given this loss, the strategy made a positive contribution for the month. From April 20 through the end of 2016, the options overlay strategy contributed 3.53% in incremental income to the Fund (gross of fees).

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

DECEMBER 31, 2016 (Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments, net of written options, at December 31, 2016.

Asset Allocation

Common Stocks		55%
Financials	11
Telecommunication Services	6
Consumer Staples	6
All other Common Stock	32
Corporate Bonds and Notes		18
Financials	7
Consumer Discretionary	2
All other Corporate Bonds and Notes	9
Mortgage-Backed Securities		10
U.S. Government Securities		3
Asset-Backed Securities		2
Other		12

Total		100%

Country Weightings

United States	67%
United Kingdom	12
Canada	7
France	4
Switzerland	3
Australia	1
Germany	1
Other	5

Total	100%

For information regarding the indexes cited and key investment terms used in this report see page 10.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS

DECEMBER 31, 2016

(Unaudited)

Affordable Care Act (ACA):

A federal statute signed into law in March 2010 as part of the health care reform agenda of the Obama administration. Signed under the title of The Patient Protection and Affordable Care Act, the law included multiple provisions that would take effect over a matter of years, including the expansion of Medicare eligibility, the establishment of health insurance exchanges and prohibiting health insurers from denying coverage due to pre-existing conditions.

Bank of Japan (BOJ)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

Exchange-Traded Funds (ETF):

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”):

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Global Dividend & Income Fund Linked Benchmark

Virtus Global Dividend & Income Fund Linked Benchmark consists of 60% Russell Developed Large Cap Index and 40% Bloomberg Barclays U.S. Aggregate Bond The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Virtus Global Dividend & Income Fund Linked Benchmark between 8/1/2007 and 9/6/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Government Bond Index. Prior to 8/1/2007, the allocation consisted of 37.5% S&P 500® Index and 62.5% Bloomberg Barclays U.S. Government Bond Index.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Continued)

DECEMBER 31, 2016

(Unaudited)

Organization of the Petroleum Exporting Countries (OPEC):

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Developed Large Cap Index

Russell Developed Large Cap Index (a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index:

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored American Depositary Receipt (Sponsored ADR):

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

Treasury Inflation Protected Securities (TIPS):

A treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.

Yield Curve:

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—4.0%
U.S. Treasury Bond 2.500%, 2/15/46	$3,350	$2,969
U.S. Treasury Inflation Indexed Bond 0.375%, 7/15/25(4)(11)	10,193	10,136
U.S. Treasury Note 1.375%, 4/30/20	600	596
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $13,815)		13,701
MUNICIPAL BONDS—1.4%
California—0.9%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	2,000	3,012

New York—0.5%
New York City Transitional Finance Authority Taxable 5.000%, 5/1/40	1,640	1,865
TOTAL MUNICIPAL BONDS (Identified Cost $5,120)		4,877
FOREIGN GOVERNMENT SECURITIES—1.4%
Argentine Republic
144A 7.500%, 4/22/26(3)	390	409
144A 7.625%, 4/22/46(3)	380	380
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	490	502
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	490	465
Kingdom of Saudi Arabia 144A 3.250%, 10/26/26(3)	520	493
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	500	459
Republic of Indonesia 144A 3.700%, 1/8/22(3)	280	281
Republic of Panama 3.875%, 3/17/28	500	489
Republic of Turkey 4.875%, 10/9/26	1,000	928
Sultanate of Oman 144A 4.750%, 6/15/26(3)	300	290
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $5,051)		4,696

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—13.2%
Agency—5.9%
FNMA
4.000%, 1/1/46	$492	$518
3.500%, 4/1/46(11)	5,265	5,398
3.000%, 5/1/46	4,772	4,742
3.500%, 5/1/46(11)	5,437	5,574
3.500%, 6/1/46	539	553
3.000%, 7/1/46	3,218	3,198
3.000%, 10/1/46	377	374

		20,357

Non-Agency—7.3%
Agate Bay Mortgage Trust 13-1, A1 144A 3.500%, 7/25/43(2)(3)	1,817	1,830
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(3)	610	631
AMSR Trust
16-SFR1, A 144A 2.136%, 11/17/33(2)(3)	488	487
16-SFR1, C 144A 2.986%, 11/17/33(2)(3)	488	489
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(3)	395	403
Citigroup Commercial Mortgage Trust
16-SMPL, A 144A 2.228%, 9/10/31(3)	685	667
08-C7, AM 6.136%, 12/10/49(2)	1,000	1,028
Colony Starwood Homes Trust 16-2A, C 144A 2.886%, 12/17/33(2)(3)	490	491
COLT Mortgage Loan Trust Funding LLC 16-2, A1 144A 2.750%, 9/25/46(2)(3)	163	164
Credit Suisse First Boston Mortgage Securities Corp. 03-AR30, 5A1 3.151%, 1/25/34(2)	284	287
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.345%, 8/10/44(2)(3)	610	631

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 2.956%, 10/25/28(2)	$1,150	$1,164
Goldman Sachs Mortgage Securities Trust 07-GG10, A1A 5.793%, 8/10/45(2)	1,014	1,024
Hilton USA Trust 16-SPF, B 144A 3.323%, 11/5/35(3)	965	953
Home Equity Mortgage Trust 05-2, M7 2.436%, 7/25/35(2)	516	511
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 04-5, 3A1 3.204%, 6/25/34(2)	919	921
JPMorgan Chase Commercial Mortgage Securities Trust 14-C22, A4 3.801%, 9/15/47	1,320	1,375
07-LDPX, AM 5.464%, 1/15/49(2)	885	877
JPMorgan Chase Mortgage Trust
16-2, M2 144A 3.750%, 12/25/45(2)(3)	735	728
16-1, A3 144A 3.500%, 5/25/46(3)	441	445
16-3, A3 144A 3.500%, 10/25/46(2)(3)	916	922
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(3)	1,000	978
Morgan Stanley Capital I Trust 07-IQ14, AM 5.690%, 4/15/49(2)	975	955
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	401	402
New Residential Mortgage Loan Trust 16-4A, B1A 144A 4.500%, 11/25/56(3)	718	745

	PAR VALUE	VALUE
Non-Agency (continued)
Structured Adjustable Rate Mortgage Loan Trust 04-4, 3A2 3.112%, 4/25/34(2)	$261	$259
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	975	952
15-6, M1 144A 3.750%, 4/25/55(2)(3)	185	181
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	945	938
Tricon American Homes Trust 16-SFR1, C 144A 3.487%, 11/17/33(3)	975	946
Vericrest Opportunity Loan Trust
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	583	581
14-NPL9, A1 144A 3.375%, 11/25/54(2)(3)	997	997
15-NPL7, A1 3.250%, 2/25/55(2)(3)	323	322
Vericrest Opportunity Loan Trust LLC 16-NP11, A1 144A 3.500%, 10/25/46(2)(3)	287	286
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	675	674

		25,244
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $46,707)		45,601
ASSET-BACKED SECURITIES—2.2%
Applebee’s LLC 14-1, A2 144A 4.277%, 9/5/44(3)	400	395
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	665	656
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	472	466

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Drug Royalty II LP 1 14-1, A2 144A 3.484%, 7/15/23(3)	$339	$336
Exeter Automobile Receivables Trust
15-2A, C 144A 3.900%, 3/15/21(3)	580	587
16-3A, B 144A 2.840%, 8/16/21(3)	685	682
Murray Hill Marketplace Trust 16-LC1, A 144A 4.190%, 11/25/22(3)	417	419
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.506%, 9/27/21(2)(3)	780	786
OneMain Financial Issuance Trust 15-A, A 144A 3.190%, 3/18/26(3)	560	564
Santander Drive Auto Receivables Trust 16-1, C 3.090%, 4/15/22	990	1,005
Sofi Consumer Loan Program LLC 16-3, A 144A 3.050%, 12/26/25(3)	473	472
Taco Bell Funding LLC 16-1A, A21 144A 3.832%, 5/25/46(3)	539	540
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(3)	573	559
TOTAL ASSET-BACKED SECURITIES (Identified Cost $7,515)		7,467
CORPORATE BONDS AND NOTES—24.5%
Consumer Discretionary—3.3%
AMC Entertainment Holdings, Inc. 144A 5.875%, 11/15/26(3)	55	56
Boyd Gaming Corp. 6.875%, 5/15/23	190	205
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	180	195

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Cequel Communications Holdings I LLC (Cequel Capital Corp.) 144A 5.125%, 12/15/21(3)	$110	$112
144A 5.125%, 12/15/21(3)	275	281
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	445	446
Columbus Cable Barbados Ltd. 144A 7.375%, 3/30/21(3)	505	539
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	1,304	1,763
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	390	387
Delphi Automotive plc 3.150%, 11/19/20	360	366
Grupo Televisa SAB 4.625%, 1/30/26	495	501
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	110	112
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(3)	450	452
MGM Growth Properties Operating Partnership LP 144A 4.500%, 9/1/26(3)	110	106
NCL Corp., Ltd. 144A 4.750%, 12/15/21(3)	280	281
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	345	353
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(3)	145	146
Priceline Group, Inc. (The) 3.650%, 3/15/25	490	488
QVC, Inc. 4.375%, 3/15/23	665	659
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(3)	500	515

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Signet UK Finance plc 4.700%, 6/15/24	$525	$503
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	410	402
Station Casinos LLC 7.500%, 3/1/21	585	614
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	200	210
Toll Brothers Finance Corp.
5.625%, 1/15/24	25	26
4.875%, 11/15/25	760	749
Wyndham Worldwide Corp. 5.100%, 10/1/25	615	647
Ziggo Secured Finance BV 144A 5.500%, 1/15/27(3)	410	401

		11,515

Consumer Staples—1.1%
AdvancePierre Foods Holdings, Inc. 144A 5.500%, 12/15/24(3)	260	263
Anheuser-Busch Inbev Worldwide, Inc. 7.750%, 1/15/19	1,500	1,670
CVS Health Corp. 2.875%, 6/1/26	635	604
Flowers Foods, Inc. 4.375%, 4/1/22	690	725
Safeway, Inc. 7.250%, 2/1/31	285	279
Whole Foods Market, Inc. 5.200%, 12/3/25	355	375

		3,916

Energy—2.2%
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 144A 7.875%, 12/15/24(3)	190	198
Anadarko Petroleum Corp. 6.600%, 3/15/46	215	266
Antero Resources Corp. 5.625%, 6/1/23	200	206

	PAR VALUE	VALUE
Energy (continued)
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	$115	$116
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	85	88
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25(3)	280	287
Cimarex Energy Co. 4.375%, 6/1/24	300	312
Concho Resources, Inc. 4.375%, 1/15/25	280	281
Continental Resources, Inc.
5.000%, 9/15/22	275	279
4.500%, 4/15/23	175	172
Diamondback Energy, Inc.
144A 4.750%, 11/1/24(3)	45	44
144A 5.375%, 5/31/25(3)	370	373
EnLink Midstream Partners LP 4.850%, 7/15/26	35	35
EP Energy LLC 144A 8.000%, 11/29/24(3)	45	49
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	290	299
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	35	37
HollyFrontier Corp. 5.875%, 4/1/26	480	490
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	615	736
Matador Resources Co. 144A 6.875%, 4/15/23(3)	300	316
MPLX LP 4.875%, 12/1/24	635	653
Noble Holding International Ltd. 7.750%, 1/15/24	110	104
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	540	571

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Petroleos Mexicanos 144A 6.875%, 8/4/26(3)	$395	$417
QEP Resources, Inc. 5.250%, 5/1/23	140	141
RSP Permian, Inc. 144A 5.250%, 1/15/25(3)	200	201
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	389
Sunoco LP 6.375%, 4/1/23	545	554
Tesoro Logistics LP 5.250%, 1/15/25	55	56

		7,670

Financials—8.9%
AerCap Ireland Capital Ltd. (Aercap Global Aviation Trust) 3.950%, 2/1/22	495	499
Air Lease Corp. 2.625%, 9/4/18	175	176
Allstate Corp. (The) 5.750%, 8/15/53(2)(6)	445	460
Ally Financial, Inc.
4.250%, 4/15/21	200	202
5.750%, 11/20/25	300	300
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	475	470
Ares Capital Corp.
4.875%, 11/30/18	65	67
3.875%, 1/15/20	175	178
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	675	624
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	440	475
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)	680	692
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	400	392

	PAR VALUE	VALUE
Financials (continued)
Banco Nacional de Comercio Exterior SVC 144A 4.375%, 10/14/25(3)	$500	$490
Bancolombia S.A. 5.125%, 9/11/22	655	666
Bank of America Corp.
2.000%, 1/11/18	370	371
5.625%, 7/1/20	585	643
4.200%, 8/26/24	720	733
4.450%, 3/3/26	135	139
Bank of India 144A 3.250%, 4/18/18(3)	660	667
Bank of New York Mellon Corp. (The) 2.800%, 5/4/26	520	500
Barclays Bank plc 144A 6.050%, 12/4/17(3)	625	646
Berkshire Hathaway, Inc. 3.125%, 3/15/26	110	109
Capital One Financial Corp.
4.200%, 10/29/25	450	451
3.750%, 7/28/26	495	479
Citigroup, Inc. 5.500%, 9/13/25	2,000	2,195
Compass Bank 3.875%, 4/10/25	625	594
Development Bank of Kazakhstan OJSC 144A 4.125%, 12/10/22(3)	720	693
Discover Financial Services 3.950%, 11/6/24	475	470
Ford Motor Credit Co. LLC 5.000%, 5/15/18	2,000	2,078
FS Investment Corp. 4.250%, 1/15/20	410	412
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	1,000	1,123
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	667	673
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(2)(3)(5)(6)	780	788

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
ICAHN Enterprises LP 5.875%, 2/1/22	$160	$160
iStar Financial, Inc. 5.000%, 7/1/19	225	227
Jefferies Group LLC 6.875%, 4/15/21	215	244
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	535	519
Leucadia National Corp. 5.500%, 10/18/23	375	397
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)	610	638
Lincoln National Corp. 4.200%, 3/15/22	625	661
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	520	575
Manulife Financial Corp. 4.150%, 3/4/26	540	563
MetLife Inc. 3.600%, 11/13/25	550	558
Morgan Stanley
4.100%, 5/22/23	385	395
4.350%, 9/8/26	855	871
Navient Corp. 7.250%, 9/25/23	100	103
OM Asset Management plc 4.800%, 7/27/26	495	468
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)	640	661
PNC Financial Services Group, Inc. (The) Series S, 5.000%, 12/29/49(2)	485	468
Prudential Financial, Inc. 5.625%, 6/15/43(2)(6)	400	416
S&P Global, Inc. 4.000%, 6/15/25	485	498
Santander Holdings USA, Inc. 2.700%, 5/24/19	485	484
Societe Generale S.A. 144A 4.750%, 11/24/25(3)	500	502

	PAR VALUE	VALUE
Financials (continued)
Starwood Property Trust, Inc. 144A 5.000%, 12/15/21(3)	$55	$56
Tervita Escrow Corp. 144A 7.625%, 12/1/21(3)	35	36
Trinity Acquisition plc 4.400%, 3/15/26	200	202
UBS AG 7.625%, 8/17/22	1,235	1,400
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)	125	122

		30,679

Health Care—1.8%
Abbott Laboratories
3.400%, 11/30/23	105	104
3.750%, 11/30/26	375	372
AbbVie, Inc.
2.850%, 5/14/23	335	325
3.600%, 5/14/25	440	435
3.200%, 5/14/26	275	261
Cardinal Health, Inc.
3.200%, 3/15/23	325	328
3.750%, 9/15/25	415	428
Centene Corp. 4.750%, 1/15/25	475	465
Community Health Systems, Inc. 5.125%, 8/1/21	110	102
Endo Finance LLC 144A 6.000%, 7/15/23(3)	275	243
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	85	90
Forest Laboratories LLC 144A 4.875%, 2/15/21(3)	395	424
HCA, Inc.
5.375%, 2/1/25	200	201
5.250%, 6/15/26	50	52
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	225	232
Mylan, Inc. 4.200%, 11/29/23	500	500
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	300	267
Shire Acquisitions Investments 2.400%, 9/23/21	200	193

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	$305	$326
Team Health, Inc. 144A 7.250%, 12/15/23(3)	10	11
Teleflex, Inc. 4.875%, 6/1/26	200	198
Tenet Healthcare Corp.
4.463%, 6/15/20(2)	185	187
4.500%, 4/1/21	215	215
144A 7.500%, 1/1/22(3)	15	16
Teva Pharmaceutical Finance III BV 3.150%, 10/1/26	295	271
Zoetis, Inc. 3.450%, 11/13/20	110	113

		6,359

Industrials—1.6%
Allegiant Travel Co. 5.500%, 7/15/19	85	88
Bombardier, Inc. 144A 4.750%, 4/15/19(3)	275	278
Carpenter Technology Corp. 4.450%, 3/1/23	630	602
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)	418	436
General Electric Capital Corp. 3.150%, 9/7/22	2,000	2,040
Masco Corp.
5.950%, 3/15/22	280	310
4.450%, 4/1/25	140	142
Owens Corning 3.400%, 8/15/26	495	470
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	190	207
TransDigm, Inc. 6.500%, 5/15/25	115	121
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	628	677

		5,371

	PAR VALUE	VALUE
Information Technology—0.7%
Apple, Inc. 3.250%, 2/23/26	$380	$380
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	100	106
144A 6.020%, 6/15/26(3)	100	108
144A 8.100%, 7/15/36(3)	230	273
First Data Corp. 144A 5.000%, 1/15/24(3)	570	575
Hewlett Packard Enterprise Co. 4.900%, 10/15/25(11)	300	309
Oracle Corp. 2.400%, 9/15/23	60	58
Verisk Analytics, Inc. 4.000%, 6/15/25	470	476

		2,285

Materials—1.1%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	765	790
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	490	468
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	495	492
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	935	939
Novelis Corp. 144A 6.250%, 8/15/24(3)	25	27
Office Cherifien des Phosphates S.A. (OCP) 144A 5.625%, 4/25/24(3)	500	517
Scotts Miracle-Gro Co. (The) 144A 5.250%, 12/15/26(3)	40	40
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	410	431

		3,704

Real Estate—1.6%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	298

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
Real Estate (continued)
Communications Sales & Leasing, Inc. (CSL Capital LLC) 144A 7.125%, 12/15/24(3)	$370	$375
Corporate Office Properties LP 3.600%, 5/15/23	660	634
Developers Diversified Realty Corp. 7.875%, 9/1/20	395	460
Digital Realty Trust LP 5.250%, 3/15/21	415	451
EPR Properties 4.750%, 12/15/26	230	227
Kilroy Realty LP 4.375%, 10/1/25	475	487
Kimco Realty Corp. 3.400%, 11/1/22	460	466
MPT Operating Partnership LP
6.375%, 3/1/24	50	53
5.500%, 5/1/24	225	227
5.250%, 8/1/26	25	24
National Retail Properties, Inc. 4.000%, 11/15/25	150	153
Select Income REIT 4.500%, 2/1/25	470	454
Sovran Acquisition LP 3.500%, 7/1/26	310	297
Welltower, Inc. 4.000%, 6/1/25	500	510
WP Carey, Inc. 4.600%, 4/1/24	400	405

		5,521

Telecommunication Services—1.4%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	200	206
BellSouth Telecommunications LLC 6.375%, 6/1/28(11)	2,000	2,227
Crown Castle International Corp. 3.700%, 6/15/26	50	49

	PAR VALUE	VALUE
Telecommunication Services (continued)
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)	$540	$540
Frontier Communications Corp. 10.500%, 9/15/22	370	390
Sprint Spectrum Co. LLC (Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC) 144A 3.360%, 9/20/21(3)	200	201
T-Mobile USA, Inc. 6.375%, 3/1/25	285	305
Telefonica Emisiones SAU 4.570%, 4/27/23	560	587
Zayo Group LLC 6.375%, 5/15/25	205	215

		4,720

Utilities—0.8%
Dominion Resources, Inc. 2.962%, 7/1/19(2)	50	50
Duke Energy Corp. 2.650%, 9/1/26	505	471
Dynegy, Inc. 7.375%, 11/1/22	410	394
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	520	537
Southern Power Co. 4.150%, 12/1/25	570	590
State Grid Overseas Investment Ltd. 144A 4.125%, 5/7/24(3)	500	520
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(2)(3)	360	366

		2,928
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $86,324)		84,668

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—1.9%
Consumer Discretionary—0.4%
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	$389	$393
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	199	201
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	199	202
Laureare Education, Inc. 2021 Extended, 8.868%, 3/17/21	199	200
Station Casinos LLC Tranche B, 3.750%, 6/8/23	199	202
UFC Holdings LLC First Lien 5.000%, 8/18/23	235	239

		1,437

Consumer Staples—0.1%
Albertson’s Companies LLC TRanche B-4, 3.750%, 8/25/21	280	284

Health Care—0.5%
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	264	267
Community Health Systems, Inc. (CHS) Tranche H, 4.000%, 1/27/21	285	277
Envision Healthcare Corp. 3.750%, 12/1/23	311	315
InVentiv Health, Inc. 0.000%, 11/9/23(8)	390	394
NVA Holdings, Inc. Second Lien, 0.000%, 8/14/22(8)	200	201
Quorum Health Corp. 6.750%, 4/29/22	228	224

	PAR VALUE	VALUE
Health Care (continued)
Surgery Center Holdings, Inc. First Lien, 4.750%, 11/3/20	$249	$252

		1,930

Industrials—0.4%
84 Lumber Co. 6.750%, 10/25/23	270	271
Advanced Disposal Services, Inc. 3.500%, 11/10/23	41	42
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	249	250
Navistar, Inc. Tranche B, 6.500%, 8/7/20	299	304
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	300	300
Zodiac Pool Solutions LLC 5.500%, 12/20/23	80	81

		1,248

Information Technology—0.1%
NXP B.V. (NXP Funding LLC) Tranche F 3.405%, 12/7/20	185	186
On Semiconductor Corp. 2016 New Replacement Term Loan 4.020%, 3/31/23	200	202
Rackspace Hosting, Inc. Tranche B, First Lien, 4.500%, 11/3/23	87	88

		476

Materials—0.0%
Anchor Glass Container Corp. First Lien, 4.250%, 12/7/23	87	88

Real Estate—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	200	203

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	PAR VALUE		VALUE
Telecommunication Services—0.1%
UPC Financing Partnership 4.080%, 8/31/24	$200		$202

Utilities—0.2%
NRG Energy, Inc. 3.520%, 6/30/23	594		600
Vistra Operations Company LLC (Tex Operations Co., LLC)
5.000%, 8/4/23	163		165
Tranche C, 5.000%, 8/4/23	37		38

			803
TOTAL LOAN AGREEMENTS (Identified Cost $6,634)			6,671

	SHARES
PREFERRED STOCK—0.8%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)	500	(9)	504

Financials—0.7%
Citigroup, Inc. Series J, 7.125%	20,000		559
Series T, 6.250%(2)	390	(9)	402
M&T Bank Corp. Series F, 5.125%(2)	190	(9)	184
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)	535	(9)	514
SunTrust Bank, Inc. 5.625%(2)	110	(9)	113
Wells Fargo & Co. Series K, 7.980%(2)	585	(9)	611

			2,383
TOTAL PREFERRED STOCK (Identified Cost $2,951)			2,887

	SHARES	VALUE
COMMON STOCKS—74.3%
Consumer Discretionary—8.1%
Compass Group plc	139,100	$2,598
Garmin Ltd.	115,870	5,619
Las Vegas Sands Corp.	172,990	9,240
Leggett & Platt, Inc.	97,670	4,774
Meredith Corp.	98,890	5,849

		28,080

Consumer Staples—8.2%
Altria Group, Inc.	178,930	12,099
Kimberly-Clark Corp.	22,800	2,602
Reynolds American, Inc.	203,960	11,430
Unilever plc Sponsored ADR	50,190	2,043

		28,174

Energy—6.9%
Royal Dutch Shell plc Class B ADR	129,180	7,489
TOTAL SA Sponsored ADR	135,600	6,912
Vermilion Energy, Inc.	220,120	9,282

		23,683

Financials—14.6%
Bank of Hawaii Corp.	44,590	3,955
Cincinnati Financial Corp.	45,760	3,466
CL Financial Corp.	199,700	4,297
Federated Investors, Inc. Class B	201,280	5,692
Royal Bank of Canada	124,150	8,406
SCOR SE Sponsored ADR	3,018,160	10,564
Sonic Healthcare Ltd. Sponsored ADR	244,320	3,753
Zurich Insurance Group AG ADR	375,200	10,344

		50,477

Health Care—5.9%
AstraZeneca plc Sponsored ADR	267,390	7,305
Coloplast A/S ADR	402,230	2,707
GlaxoSmithKline plc Sponsored ADR	229,160	8,825
Takeda Pharmaceutical Co., Ltd. ADR	81,330	1,690

		20,527

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
Industrials—5.1%
BAE Systems plc	222,480	$6,458
Fastenal Co.	81,120	3,811
Waste Management, Inc.	102,860	7,294

		17,563

Information Technology—3.7%
Analog Devices, Inc.	41,440	3,009
Cisco Systems, Inc.	128,400	3,880
Microchip Technology, Inc.	41,170	2,641
Paychex, Inc.	50,140	3,053

		12,583

Materials—2.4%
BASF SE	47,800	4,425
RPM International, Inc.	74,490	4,010

		8,435

Real Estate—3.2%
Realty Income Corp.	191,720	11,020

Telecommunication Services—8.4%
AT&T, Inc.	249,670	10,618
BCE, Inc.	205,770	8,898
Vodafone Group plc Sponsored ADR	394,300	9,633

		29,149

Utilities—7.8%
National Grid plc Sponsored ADR	172,470	10,060
PPL Corp.	295,210	10,052
WEC Energy Group, Inc.	115,690	6,785

		26,897
TOTAL COMMON STOCKS (Identified Cost $261,161)		256,588
EXCHANGE-TRADED FUNDS—1.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund(10)	13,640	1,598
SPDR Barclays Short-Term High Yield Bond Index Fund(10)	72,200	1,999
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,655)		3,597

	CONTRACTS	VALUE
PURCHASED OPTIONS—0.2%
Call Options—0.0%
S&P 500® Index expiration 01/04/17 strike price $2,375	650	$7
S&P 500® Index expiration 01/06/17 strike price $2,370	1,208	12
S&P 500® Index expiration 01/11/17 strike price $2,375	652	13
S&P 500® Index expiration 01/13/17 strike price $2,375	1,211	29

		61

Put Options—0.2%
S&P 500® Index expiration 01/04/17 strike price $2,160	650	62
S&P 500® Index expiration 01/06/17 strike price $2,145	1,208	112
S&P 500® Index expiration 01/11/17 strike price $2,135	652	120
S&P 500® Index expiration 01/13/17 strike price $2,100	1,211	206

		500
TOTAL PURCHASED OPTIONS—0.2%
(Premiums Paid $481)		561
TOTAL LONG TERM INVESTMENTS—125.0%
(Identified Cost $439,414)		431,314	(12)

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

	SHARES	VALUE
SHORT-TERM INVESTMENT—9.5%
Money Market Mutual Fund—9.5%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.440%)(10)	32,866,188	$32,866
TOTAL SHORT-TERM INVESTMENT (Identified Cost $32,866)		32,866
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—134.5%
(Identified Cost $472,280)		464,180 (1)

	CONTRACTS
WRITTEN OPTIONS—(0.4)%
Call Options—(0.0)%
S&P 500® Index expiration 01/04/17 strike price $2,325	650	(9)
S&P 500® Index expiration 01/06/17 strike price $2,320	1,208	(30)
S&P 500® Index expiration 01/11/17 strike price $2,325	652	(29)
S&P 500® Index expiration 01/13/17 strike price $2,325	1,211	(65)

		(133)

Put Options—(0.4)%
S&P 500® Index expiration 01/04/17 strike price $2,210	650	(135)
S&P 500® Index expiration 01/06/17 strike price $2,195	1,208	(350)
S&P 500® Index expiration 01/11/17 strike price $2,185	652	(352)

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 01/13/17 strike price $2,150	1,211	$(400)

		(1,237)
TOTAL WRITTEN OPTIONS—(0.4)%
(Premiums Received $1,198)		(1,370	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—134.1%
(Identified Cost $471,082)		462,810
Other assets and liabilities, net—(34.1)%		(117,678)

NET ASSETS—100.0%		$345,132

Abbreviations:

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”)
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at December 31, 2016, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, these securities amounted to a value of $53,487 or 15.5% of net assets.
(4)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

(8)	This loan will settle after December 31, 2016, at which time the interest rate based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date will be reflected.
(9)	Value shown as par value.
(10)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(11)	All or a portion of the security is segregated as collateral for written options.
(12)	All or a portion of the Fund’s portfolio has been segregated for borrowings.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of December 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at December 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$7,467	$—	$7,467
Corporate Bonds And Notes	84,668	—	84,668
Foreign Government Securities	4,696	—	4,696
Loan Agreements	6,671	—	6,671
Mortgage-Backed Securities	45,601	—	45,601
Municipal Bonds	4,877	—	4,877
U.S. Government Securities	13,701	—	13,701
Equity Securities:
Common Stocks	256,588	256,588	—
Exchange-traded Funds	3,597	3,597	—
Preferred Stocks	2,887	559	2,328
Purchased Options	561	441	120
Short-Term Investment	32,866	32,866	—

Total Investments before Written Options	$464,180	$294,051	$170,129

Written Options	$(1,370)	$(1,370)	$—

Total Investments Net of Written Options	$462,810	$292,681	$170,129

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at December 31, 2016.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

(Reported in thousands except shares and per share amounts)

Assets:
Investment in securities at value (Identified cost $472,280)	$464,180
Cash	497
Segregated cash for options	197
Receivables:
Investment securities sold	537
Dividends and interest	2,574
Tax reclaims	6
Prepaid expenses	51

Total assets	468,042

Liabilities:
Written options, at value (Premiums received $1,198) (Note 3)	1,370
Borrowings (Note 8)	120,000
Payables:
Investment securities purchased	952
Investment advisory fee	275
Administration fee	26
Directors’ fees and expenses	15
Printing expenses	170
Interest payable on borrowings	66
Professional fees	19
Transfer agent fees and expenses	9
Other accrued expenses	8

Total liabilities	122,910

Net Assets	$345,132

Capital:
Common stock $0.001 par value 500,000,000 shares authorized	$27
Capital paid in on shares of beneficial interest	335,536
Accumulated undistributed net investment income (loss)	962
Accumulated undistributed net realized gain (loss)	16,879
Net unrealized appreciation (depreciation) on investments	(8,100)
Net unrealized appreciation (depreciation) on written options	(172)

Net Assets	$345,132

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 27,023,909	$12.77

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

($ reported in thousands)

Investment Income:
Dividends	$9,859
Interest	4,290
Foreign taxes withheld	(176)

Total investment income	13,973

Expenses:
Investment advisory fees	3,103
Administration fees	383
Directors’ fees and expenses	286
Printing fees and expenses	593
Professional fees	451
Transfer agent fees and expenses	145
Custodian fees	104
Miscellaneous	150

Total expenses before dividend expense and interest expense	5,215
Dividends and interest expense on securities sold short and borrowings	1,032

Total expenses after dividends on securities sold short and interest expense	6,247
Less Administration fee waived	(95)
Earnings credit from custodian	(1)

Net expenses	6,151

Net investment income	7,822

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	35,905
Net realized gain (loss) on foreign currency transactions	(2)
Net realized gain (loss) on securities sold short	(10,882)
Net realized gain (loss) on written options	22,885
Net change in unrealized appreciation (depreciation) on investments	(46,729)
Net change in unrealized appreciation (depreciation) on foreign currency translations	— (1)
Net change in unrealized appreciation (depreciation) on securities sold short	10
Net change in unrealized appreciation (depreciation) on written options	(172)

Net realized and unrealized gain (loss)	1,015

Net increase (decrease) in net assets resulting from operations	$8,837

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended December 31, 2016	Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$7,822	$7,048
Net realized gain (loss)	47,906	19,163
Net change in unrealized appreciation (depreciation)	(46,891)	(51,543)

Net increase (decrease) in net assets resulting from operations	8,837	(25,332)

Dividends and distributions to shareholders from
Net investment income	(7,183)	(8,379)
Net realized long-term gains	(25,980)	(27,391)

Total dividends and distributions to shareholders (Note 7)	(33,163)	(35,770)

Capital share transactions (Note 7)
Common Shares repurchased	—	(8,460)
Payments for tendered shares	(61,805)	—

Net increase (decrease) in net assets derived from capital share transactions	(61,805)	(8,460)

Net increase (decrease) in net assets	(86,131)	(69,562)

NET ASSETS
Beginning of period	431,263	500,825

End of period	$345,132	$431,263

Accumulated undistributed net investment income (loss) at end of period	$962	$93

Supplemental – other information
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	31,792,834	32,451,834
Common Shares repurchased	—	(659,000)
Common Shares tendered	(4,768,925)	—

Common Shares outstanding at end of period	27,023,909	31,792,834

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$8,837

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	773,508
(Increase) Decrease in investment securities sold receivable	(537)
Purchases of long-term investments	(791,232)
Increase (Decrease) in investment securities purchased payable	952
Proceeds from securities sold short	142,921
Costs to cover securities sold short	(161,305)
Net (purchases) or sales of short-term securities	(30,480)
Net (purchases) or sales in purchased options	(10,670)
Net purchases or (sales) in written options	24,083
Net change in unrealized (appreciation)/depreciation on long-term investments	46,729
Net change in unrealized (appreciation)/depreciation on securities sold short	(10)
Net change in unrealized (appreciation)/depreciation on written options	172
Net realized (gains)/loss from sales of long-term investments	(35,905)
Net realized (gains)/loss from securities sold short	10,882
Net realized (gains)/loss from written options	(22,885)
Amortization of premium and accretion of discounts on investments	420
Cost adjustment for inflation linked securities	5,129
Non-cash adjustment for dividend income return of capital	218
(Increase) Decrease in segregated cash	(197)
(Increase) Decrease in deposit with prime broker	7,646
(Increase) Decrease in tax reclaims receivable	(3)
(Increase) Decrease in dividends and interest receivable	(969)
(Increase) Decrease in prepaid expenses	(14)
Increase (Decrease) in interest payable on borrowings	66
Increase (Decrease) in investment advisory fee payable	15
Increase (Decrease) in administration fees payable	2
Increase (Decrease) in transfer agent fees and expenses payable	(3)
Increase (Decrease) in directors’ fees and expenses payable	(10)
Increase (Decrease) in professional fees payable	(32)
Increase (Decrease) in printing expenses payable	110
Increase (Decrease) in other accrued expenses payable	12

Cash provided by (used for) operating activities	(32,550)

Cash provided by (used for) financing activities:
Cash receipts from borrowings	141,675
Cash payments to reduce borrowings	(21,675)
Common shares repurchased	(274)
Payments for tendered shares	(61,805)
Cash distributions paid to shareholders	(35,740)

Cash provided by (used for) financing activities:	22,181

Net increase (decrease) in cash	(10,369)

Cash:
Beginning of period	10,866

End of period	$497

Supplemental cash flow information:
Cash paid during the period for interest payable on securities sold short and borrowings	$966

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

	Year Ended December 31,
	2016		2015	2014	2013	2012(10)
PER SHARE DATA
Net asset value, beginning of period	$13.56		$15.43	$15.45	$14.08	$14.28

Income from investment operations
Net investment income (loss)(3)	0.27		0.22	0.25	0.29	0.28
Net realized and unrealized gains (losses)	0.05		(1.02)	0.78	2.02	0.64

Total from investment operations	0.32		(0.80)	1.03	2.31	0.92

Dividends and Distributions
Dividends from net investment income	(0.27)		(0.26)	(0.24)	(0.27)	(0.28)
Distributions from net realized gains	(0.89)		(0.85)	(0.85)	(0.70)	(0.21)
Tax return of capital	—		—	—	(0.05)	(0.63)

Total dividend and distributions	(1.16)		(1.11)	(1.09)	(1.02)	(1.12)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	—		0.04	0.04	0.08	—
Anti-dilutive impact of tender offer	0.05		—	—	—	—
Dilutive effect on net asset value as a result of rights offering	—		—	—	—	—	(4)

Net asset value, end of period	$12.77		$13.56	$15.43	$15.45	$14.08

Market value, end of period(1)	$12.04		$12.18	$14.01	$13.94	$12.31

Total investment return(2)	8.90%		(5.20)%	8.54%	22.37%	10.92%

Total return on net asset value(5)	3.74%		(4.17)%	7.86%	18.58%	7.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$345,132		$431,263	$500,825	$514,350	$492,209
Ratio of net expenses to average net assets (after expense waivers, earnings credits and dividend and interest expense)	1.61	%(9)	0.98%	1.03%	0.99%	0.95	%(6)
Ratio of expenses to average net assets (before expense waivers, earnings credits and after dividends and interest expense)(7)	1.64%		0.98%	1.03%	1.04%	1.09	%(6)
Ratio of net investment income (loss) to average net assets	2.05	%(9)	1.49%	1.61%	1.97%	1.95%
Portfolio turnover rate	178	%(8)	77%	38%	52%	47%

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.005.
(5)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 0.87% and the Ratio of expenses to average net assets (before expense waivers) would be 1.01%.
(7)	Ratios of expenses, excluding dividends and interest expense on short sales, interest expense on borrowings, earnings credits and administration fee waiver for the periods ended December 31, are as follows:

Year Ended
2016	2015	2014	2013	2012
1.37%	0.98%	0.99%	1.02%	1.09%

(8)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new sub-advisers associated with a strategy change on the fund.
(9)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of expenses to average net assets (after expense waivers, earnings credits and dividend and interest expense) would be 1.48%, the ratio of expenses to average net assets (before expense waivers, earnings credits and dividend and interest expense) would be 1.51%, and the ratio of net investment income to average net assets would be 2.18%.
(10)	Per share data, including the proportionate impact to market price, has been restate to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

Note 1. Organization

The Virtus Global Dividend & Income Fund (formerly The Zweig Total Return Fund, Inc.) (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of December 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

At December 31, 2016, the Fund did not hold any securities sold short.

F.	Foreign Currency Translation:

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At December 31, 2016, all loan agreements held by the Fund were assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy(call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments and Securities Sold Short. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended December 31, 2016, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at December 31, 2015	—	$—	—	$—
Options written	65,714	3,464	65,714	21,893
Options closed	(52,919)	(2,806)	(50,521)	(17,179)
Options expired	(9,074)	(360)	(11,472)	(3,814)
Options exercised	—	—	—	—

Written Options outstanding at December 31, 2016	3,721	$298	3,721	$900

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities at December 31, 2016:

Assets: Purchased options at value	$561 (1)
Liabilities: Written options at value	(1,370)

Net asset (liability) balance	$(809)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations at December 31, 2016.

Net realized gain (loss) on purchased options	$(10,189	)(2)
Net realized gain (loss) on written options	22,885
Net change in unrealized appreciation (depreciation) on purchased options	80	(3)
Net change in unrealized appreciation (depreciation) on written options	(172)

Total realized and unrealized gain (loss) on purchased and written options	$12,604

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

For the period ended December 31, 2016, the average daily premiums paid by the Fund for purchased options were $457 (reported in thousands) and the average daily premiums received by the Fund for written options were $1,085 (reported in thousands).

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

A.	Investment Advisory Fee:

Effective September 7, 2016, Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”) was appointed by the Board as the adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers. For the period of January 1, 2016 through September 6, 2016, Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), was the adviser (the “Adviser”) to the Fund.

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.70% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage).

B.	Subadvisers

Effective September 7, 2016, Kayne Anderson Rudnick Investment Management, LLC (“KAR”) was appointed as subadviser of the equity portion of the Fund’s portfolio and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, was appointed as the subadviser of the fixed income portion and the options overlay strategy of the Fund’s portfolio. The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets. On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016.

In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily managed assets. Previously, the sub-administration fee was paid directly by Virtus Fund Services.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

Virtus Fund Services has contractually committed, for a period of two years from December 2, 2016 to waive receipt of a portion of its fee, to offset the fee increases to the Fund. The waiver is calculated on the Fund’s average daily managed assets and is paid monthly. The administration fee, sub-administration fees and administration fee waiver are all reported in the Statement of Operations.

D.	Directors Fee:

For the period ended December 31, 2016, the Fund incurred director fees totaling $249, which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended December 31, 2016, were as follows:

Purchases	Sales
$720,026	$661,777

Purchases and sales of long term U.S. Government and agency securities for the period ended December 31, 2016, were as follows:

Purchases	Sales
$71,206	$111,731

Note 6. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 7. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend Distributions; Tender Offers

At December 31, 2016, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 27,023,909 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended December 31, 2016 and December 31, 2015, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. From January 1, 2016 through December 31, 2016, there were no repurchases. From January 1, 2015 through December 31, 2015, the Fund repurchased 659,000 shares at an average price of $12.81. The average discount to NAV at which repurchases were executed during this period was 12.37%.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (4,768,925 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $12.96 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on May 26, 2016. As a result of the tender offer, $61,805 (reported in thousands) was distributed to shareholders and there was an accretion of $0.05 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On November 25, 2016, the Fund announced the commencement of a 5% tender offer (1,351,195 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on December 23, 2016. The Fund purchased the maximum number of shares covered by the offer price of $12.4950 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on December 23, 2016. As a result of the tender offer, payment was made on January 5, 2017, at which time 1,351,195 shares outstanding were retired.

On December 2, 2016, the Fund announced the monthly distribution of $0.113 per share to shareholders of record on December 29, 2016. This distribution had an ex-dividend date of January 5, 2017, and was paid on January 10, 2017.

On January 3, 2017, the Fund announced a supplemental distribution of $0.50 per share of long term capital gains to shareholders of record on December 29, 2016. This distribution had an ex-dividend date of January 5, 2017, and was paid on January 10, 2017.

Note 8. Borrowings

($ reported in thousands)

The Fund employed leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

As of December 27, 2016, the Fund no longer utilizes borrowing on margin.

On December 23, 2016, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $160,000,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the year ended December 31, 2016. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the year ended December 31, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $84,890 and 0.983%, respectively. At December 31, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$120,000	1.606%

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 10. Regulatory Matters and Litigation

From time to time, the adviser, KAR, Newfleet and/or their respective affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (“SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At December 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$472,564	$7,161	$(15,545)	$(8,384)
Written Options	(1,370)	—	—	—

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2016, the Fund deferred post-October capital loss of $0, and qualified late year ordinary loss of $0 and recognized post-October capital loss of $4,805 and qualified late year ordinary loss of $0.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2016

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the table above) consist of undistributed ordinary income of $300 and undistributed long-term capital gains of $1,087.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended
	2016	2015
Ordinary income	$7,844	$7,733
Long-term capital gains	41,885	25,116

Total	$49,729	$32,849

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of December 31, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$15	$230	$(245)

Note 12. New Accounting Pronouncement

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompany notes.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that require recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Directors and Shareholders of Virtus Global Dividend & Income Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Global Dividend & Income Fund Inc.(the “Fund”) at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 23, 2017

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

TAX INFORMATION

DECEMBER 31, 2016

(Unaudited)

For the fiscal year ended December 31, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, as long-term capital gains dividends (“LTCG”) subject to a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	88%	$42,971

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, KAR and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED AGREEMENTS

At an in-person meeting held on September 20, 2016, the Board of Directors of the Fund, including a majority of the Independent Directors, considered: (1) a new advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”); (2) a new sub-advisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”); and (3) a new sub-advisory agreement between VIA and Newfleet Asset Management, LLC (“Newfleet”) (all three agreements together, “Proposed Agreements”) and voted to approve and recommend them to shareholders for their approval.

In connection with its consideration of the Proposed Agreements, the Board requested and evaluated information provided by VIA, Kayne and Newfleet, which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the approval of each of the Proposed Agreements would be in the best interests of the Fund and its shareholders. The Board noted the affiliation of Kayne and Newfleet with VIA, and potential conflicts of interest therein.

The Independent Directors were advised separately by independent legal counsel throughout the process. In approving and recommending to shareholders the Proposed Agreements, the Board considered all factors that it considered relevant, including the specific factors described below. The Board did not identify any one factor as all-important or controlling, and each Director attributed different weights to the various factors. The Board also discussed the Proposed Agreements in executive sessions with its independent legal counsel at which no representatives of VIA, Kayne and Newfleet were present.

Nature, Extent and Quality of the Services to be Provided

The Directors considered various data and information regarding the nature, extent and quality of the services to be provided under the Proposed Agreements, including responses by VIA, Kayne and Newfleet to detailed requests submitted by independent legal counsel to the Independent Directors on their behalf. The Directors also received in-person presentations by senior management of VIA, Kayne and Newfleet. The responses to the information requests and presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel who would be responsible for managing the Fund; resources, operations and compliance structure of VIA, Kayne and Newfleet; and investment process, investment strategies, personnel, and overall performance of VIA, Kayne and Newfleet.

With respect to the Proposed Advisory Agreement, the Board considered VIA’s process for supervising and managing Kayne and Newfleet, including, among other things: (i) VIA’s ability to select and oversee sub-investment advisers; (ii) VIA’s ability to provide the services and oversight necessary to monitor sub-investment advisers’ compliance with the Fund’s investment objectives, policies and restrictions; and (iii) VIA’s ability and willingness to identify instances in which a sub-investment adviser should be terminated or replaced, and to effect such change. The Directors also considered: (i) the experience and capability of VIA’s management and other personnel; (ii) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (iii) VIA’s supervision and oversight of the Fund’s other service providers; and (iv) VIA’s risk management processes.

With respect to the Proposed Sub-Advisory Agreements, the Board considered the portfolio management services proposed to be provided by Kayne and Newfleet, and in connection therewith received a presentation from each of Kayne and Newfleet detailing, among other things: (i) the scope of their operations; (ii) their portfolio management capabilities; (iii) the breadth and depth of their management, investment and research personnel; and (iv) the various

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED AGREEMENTS (Continued)

support services that they would provide to the Fund. The Board considered the investment management process and strategies to be employed by Kayne and Newfleet with respect to the equity and fixed-income portions, respectively, of the Fund’s portfolio, and the experience and capability of Kayne’s and Newfleet’s management and other personnel to be committed to the Fund. The Directors also considered: (i) the quality of Kayne’s and Newfleet’s regulatory and compliance policies, procedures and systems; and (ii) Kayne’s and Newfleet’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account Kayne’s and Newfleet’s risk assessment and monitoring processes, and regulatory history.

Performance, Fees and Expenses of the Fund and Comparisons to Other Clients

The Board noted that VIA, Kayne and Newfleet were not yet providing services to the Fund and, therefore, there were limitations on the Directors’ ability to evaluate their performance in managing the Fund.

The Board discussed with representatives of VIA, Kayne and Newfleet the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Directors generally noted the reputation and experience of VIA, Kayne and Newfleet, and discussed the performance of the proposed portfolio management team in managing other similar accounts and funds. The Directors concluded that, while recognizing that past investment performance may not be indicative of future returns, there was reason to believe that the appointment of the new portfolio management team would be in the best interests of the Fund and its shareholders.

The Directors noted that the contractual advisory fee rate under the Proposed Advisory Agreement will be identical to the fee rate payable under the Existing Advisory Agreement and Interim Advisory Agreement. The Fund will continue to pay a monthly investment advisory fee computed at the annual rate of 0.70% of the Fund’s average daily managed assets, and VIA will compensate directly each of Kayne and Newfleet out of the advisory fee paid by the Fund to VIA. For these purposes, the term “managed assets” of the Fund on any day is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting leverage).

The Directors also considered the proposed fees that VIA would pay to Kayne and Newfleet, and determined that the proposed fees appeared to be reasonable in light of the proposed allocation of responsibilities between VIA and each of Kayne and Newfleet. With respect to funds managed by Kayne and Newfleet, the Directors noted the fee rates payable by such accounts and funds were higher than or equal to the subadvisory fee rates that VIA has proposed for the Fund.

Additionally, the Board considered the proposed contractual advisory fee rate and the Fund’s expense ratio relative to that of its performance group and performance universe as selected by Management Practice Inc., an independent consulting firm, at the request of the Independent Directors, and as included in reports prepared by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Board noted that the proposed contractual advisory fee rate at common asset levels was below the Expense Group median, and that the Fund’s actual total expenses were below the Expense Group and Universe averages.

The Board noted that the Fund’s expenses were not expected to increase in the short-term as a result of the retention of VIA, Kayne and Newfleet. The Directors acknowledged that the total administration fees paid by the Fund had increased as a result of their approval on August 30,

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED AGREEMENTS (Continued)

2016 of an amendment to the Administration Agreement between the Fund and Virtus Fund Services and of a new Sub-Administration and Accounting Services Agreement between the Fund and BNY Mellon Investment Servicing (U.S.), Inc. The Directors noted, however, that Virtus Fund Services had committed, for a period of two years from August 30, 2016, to waive receipt of a portion of its fee to ensure that the total administration fees paid by the Fund do not exceed the rate previously paid by the Fund – i.e., 0.065% (expressed as an annual rate) of the Fund’s average daily managed assets during the previous month.

Profitability

The Directors noted the pro forma nature of the profitability information presented at the meeting, and that it was not possible to predict with certainty how VIA’s profitability actually would be affected by becoming the investment adviser of the Fund. The Directors, however, acknowledged that VIA’s projected profitability was within a range that they considered reasonable and appropriate.

In considering the profitability of Kayne and Newfleet in connection with their relationship to the Fund, the Board noted that the fees payable under the Proposed Sub-Advisory Agreements will be paid by VIA, and not by the Fund. In considering the reasonableness of the fees payable by VIA to each of Kayne and Newfleet, the Board noted that, because Kayne and Newfleet are affiliates of VIA, their profitability might be directly or indirectly shared by VIA and, therefore, the Board considered profitability of VIA and each of Kayne and Newfleet together. For these reasons, the Board concluded that the profitability to each of Kayne and Newfleet was not a material factor in approval of the Proposed Sub-Advisory Agreements.

The Non-Interested Directors also noted that they would have opportunities to review the profitability of VIA, Kayne and Newfleet in the future, based on actual results. Additionally, the Directors received and considered information about the financial viability of VIA, Kayne and Newfleet, and were satisfied that they have adequate resources to perform the services required under the Proposed Agreements.

Economies of Scale

The Directors considered the extent to which economies of scale would be realized as the Fund grows, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

The Directors discussed whether the proposed advisory fee rate is reasonable in relation to the asset size of the Fund, and whether any economies of scale exist at that size. The Directors concluded that, given the Fund’s closed-end structure, the Fund’s proposed advisory and subadvisory fee structure was reasonable in relation to the asset size of the Fund. At the same time, the Directors agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Benefits of the Proposed Relationship

The Directors considered information regarding potential “fall-out” or ancillary benefits that VIA, Kayne and Newfleet, and their respective affiliates, would receive as a result of their relationship with the Fund. The Board noted that an affiliate of VIA serves as the Fund’s administrator. The Board noted management’s discussion of the fact that, while Kayne and Newfleet are affiliates of

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED AGREEMENTS (Continued)

VIA, there are no other direct benefits received by Kayne or Newfleet in providing investment advisory services to the Fund, other than the fees to be earned under the Proposed Sub-Advisory Agreements.

The Directors concluded that potential “fall-out” benefits that VIA, Kayne and Newfleet may receive, such as greater name recognition or increased ability to obtain research or brokerage services, as applicable, appear to be reasonable and may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Directors, approved each of the Proposed Agreements as in the best interests of the Fund and its shareholders.

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Virtus Global Dividend & Income Fund Inc. as of December 31, 2016 is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Global Dividend & Income Fund Inc., 100 Pearl Street, Hartford, CT 06103.

DISINTERESTED DIRECTORS*

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
Philip R. McLoughlin YOB: 1946 Elected: 2016 Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
William R. Moyer YOB: 1944 Elected: 2016 4 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Director and Treasurer, CT Invention Convention (1986 to present); and former Chief Financial Officer, Phoenix Investment Partners. Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Advisory Board Member (since 2016), The Zweig Fund, Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Trustee/Director (since 2011), Virtus Closed-End Funds (3 Funds).
James M. Oates YOB: 1946 Elected: 2016 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (9 portfolios); Trustee/ Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 1986 5 Portfolios	Director (since 1986), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Non-Executive Director (since 2016), Crusader Resources Limited; Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Chairman, Beeland Interests (Media and Investments) (since 1980).
R. Keith Walton YOB: 1964 Elected: 2004 5 Portfolios	Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Director (since 2004), The Zweig Fund, Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; Director, Blue Crest Capital Management, LLC Funds (since 2006), Vice President, Strategy, Arizona State University (since 2013); Vice President, Global Government & Affairs, Alcoa (2011-2013).
Brian T. Zino YOB: 1952 Elected: 2014 4 Portfolios	Retired President of J&W Seligman Co. Inc. (1994-2008); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Advisory Board Member (since 2016), Virtus Total Return Fund; Director (since 2014), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee of Bentley University (Since 2011), Director of J&W Seligman Co. Inc. (1986-2008), Director of Union Data Service Center (1987-2008), Director of Seligman Family of Mutual Funds (1986-2008), Director of Tri Continental Corp (1998-2008), Director of ICI Mutual Ins Co (1998-2009), Member of the Board of Governors of ICI (1998-2008).

*	Each Director is elected for a term lasting at least three years or until his sucessor is duly elected and qualified.

FUND MANAGEMENT (Continued)

INTERESTED DIRECTOR**

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
George R. Aylward** YOB: 1964 Director and President Elected: 2006 71 Portfolios

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust

(4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

**	Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”) the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

ADVISORY BOARD MEMBER***

Name, Year of Birth (YOB) and Position(s) with the Funds Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
William H. Wright II YOB: 1960 Appointed: 2016 5 Portfolios	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).

***	The Advisory Board member was appointed for a term of 3 years.

FUND MANAGEMENT (Continued)

OFFICERS WHO ARE NOT DIRECTORS‡

Name, Year of Birth (YOB) and Position(s) with the Funds	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Nancy J. Engberg YOB: 1956 Vice President and Chief Compliance Officer

Vice President (since 2008) and Chief Compliance Officer (2008-2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

William Renahan YOB: 1969 Vice President, Chief Legal Officer and Secretary	Senior Legal Counsel and Vice President (since 2012), Virtus Investment Partners, Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2012), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Duff & Phelps Global Utility Income Fund Inc.; and Managing Director (1999-June 2012), Legg Mason, Inc. and predecessor firms.
W. Patrick Bradley YOB: 1972 Treasurer, Chief Financial Officer

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010-2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013-2016), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Funds; Executive Vice President (since 2016), Senior Vice President (since 2013), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013-2016), Vice President (2011-2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust; Executive Vice President (since 2016), Senior Vice President (2013-2016), Vice President (2012-2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; and Director (since 2013), Virtus Global Funds, PLC.

Jacqueline Porter YOB: 1958 Vice President and Assistant Treasurer	Vice President, Fund Administration and Tax, Virtus Investment Partners (since 2008); Phoenix Equity Planning Corporation (1995-2008); Vice President and Assistant Treasurer, multiple funds in the Virtus Mutual Fund Complex and Virtus Variable Insurance Trust (formerly Phoenix Edge Series Fund) (since 1995).

‡	The Term of each Officer expires immediately following the 2017 Annual Meeting of Shareholders. Each Board considers reappointments annually.

Report on Special Meetings of Shareholders

Two separate Special Meetings of Shareholders (each, a “Special Meeting,” and together, the “Special Meetings”) of Virtus Global Dividend & Income Fund Inc. (the “Fund”) were held on November 18, 2016. The First Special Meeting was held to approve a new investment advisory agreement and two new subadvisory agreements.

The results were as follows:

Proposal 1A:

To approve a new investment advisory agreement between the Fund and Virtus Investment Advisers, Inc. (“VIA”):

For: 11,208,652         Against: 1,822,003         Abstain: 503,297

Proposal 1B:

To approve a new subadvisory agreement between VIA and Kayne Anderson Rudnick Investment Management, LLC:

For: 11,165,131         Against: 1,852,037         Abstain: 516,783

Proposal 1C:

To approve a new subadvisory agreement between VIA and Newfleet Asset Management, LLC:

For: 11,131,958         Against: 1,866,212         Abstain: 535,783

The Second Special Meeting was held for the purpose of electing one (1) nominee to the Board of Directors.

The results were as follows:

Proposal 1:

Election of Director	For	Withheld
William R. Moyer	18,363,297	3,382,665

Based on the foregoing, William R. Moyer was elected as Director. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, James M. Oates, James B. Rogers, Jr., R. Keith Walton and Brian T. Zino. Also, William H. Wright II serves as an Advisory Board Member of the Fund.

Automatic Reinvestment and Cash Purchase Plan

The Virtus Global Dividend & Income Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the record date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in his or her shares of the Fund. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

Board of Directors

George R. Aylward, Chairman, President, and Chief Executive Officer

Philip R. McLoughlin, Director

William R. Moyer, Director

James M. Oates, Director

James B. Rogers, Jr., Director

R. Keith Walton, Director

Brian T. Zino, Director

William H. Wright II, Advisory Member

Officers

W. Patrick Bradley, Executive Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia PA 19103-7042

Fund Counsel

Sullivan & Worcester LLP

1666 K Street NW

7th Floor

Washington D.C. 20006

This report is transmitted to the shareholders of Virtus Global Dividend & Income Fund Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

12-16

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	Brian T. Zino has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”. Mr. Zino is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,800 for 2016 and $28,800 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,378 for 2016 and $1,715 for 2015. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,200 for 2016 and $7,900 for 2015.

(d)	“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Dividend & Income Fund Inc. (fka, The Zweig Total Return Fund, Inc.) (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. The Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Fund by PwC; and (ii) all non-audit services to be rendered to the Fund, financial reporting of the Fund provided by PwC to the Adviser or any affiliate thereof that provides ongoing services to the Fund (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing a member of the Audit Committee to pre-approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by PwC which are not otherwise pre-approved at a meeting of the Audit committee, provided that such delegate reports to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $686,723 for 2016 and $550,983 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. Audit Committee Members are: Philip R. McLoughlin, Brian T. Zino, William R. Moyer, James B. Rogers, R. Keith Walton and James M. Oates.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The Fund’s sub-advisers are Kayne Anderson Rudnick Investment Management, LLC and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of three other closed-end funds, Virtus Total Return Fund (NYSE: DCA), Virtus Global Multi-Sector Income Fund (NYSE: VGI) and The Zweig Fund, Inc. (NYSE: ZF).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

Kayne Anderson Rudnick Investment Management, LLC

Richard Sherry, CFA

Portfolio Manager and Senior Research Analyst with primary responsibilities for the large-capitalization energy, financials, and utilities sectors

Mr. Sherry joined Kayne Anderson Rudnick in 1995 as a Marketing Analyst before becoming a Research Analyst. He has approximately 18 years of equity research experience.

Before joining Kayne Anderson Rudnick Investment Management, LLC, Mr. Sherry worked as Operations/Marketing Supervisor at Pilgrim Asset Management. He earned a B.A. in Economics from the University of California, Los Angeles, and an M.B.A. from the University of Southern California. Mr. Sherry is a Chartered Financial Analyst charterholder and a member of the CFA Society of Los Angeles, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Directors has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Directors on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of December 31, 2016, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
David L. Albrycht	Registered Investment Companies:	20	$9,887 Million	2	$171 Million
	Other Pooled Investment Vehicles:	1	$45 Million	0	0
	Other Accounts:	0	$0	0	0
Richard Sherry	Registered Investment Companies:	2	$346 Million	0	0
	Other Pooled Investment Vehicles:	0	$0	0	0
	Other Accounts:	475	$732 Million	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended December 31, 2016, beneficial ownership of shares of the Fund by Messrs. Albrycht and Sherry are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	$0
Richard Sherry	$100,001-$500,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 2016	0	$0	0	2,654,033
August 2016	0	$0	0	2,654,033
September 2016	0	$0	0	2,654,033
October 2016	0	$0	0	2,654,033
November 2016	0	$0	0	2,654,033
December 2016	0	$0	0	2,654,033
Total	0	$0	0	2,654,033

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced

- Shares repurchase program announced 3/13/12 and expanded 9/19/12, 2/10/14

b.	The dollar amount (or share or unit amount) approved

- 6,884,886 shares

c.	The expiration date (if any) of each plan or program

- None

d.	Each plan or program that has expired during the period covered by the table.

- None

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases.

- None

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended December 31, 2016 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Dividend & Income Fund Inc. (fka,The Zweig Total Return Fund, Inc.)

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	3/10/2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date	3/10/2017

*	Print the name and title of each signing officer under his or her signature.